SUPPLEMENT TO THE CLASS A2 PROSPECTUS AND
SUMMARY PROSPECTUS
OF
ALLSPRING TAXABLE FIXED INCOME FUNDS
For the Allspring Ultra Short-Term Income Fund (the “Fund”)
The following changes will be made effective on or about April 1, 2022:
Prospectus and Summary Prospectus
I. Fees and Expenses/Example of Expenses The Fund’s Annual Fund Operating Expenses and Example of Expenses tables in the section entitled “Fund Summary - Fees and Expenses” are hereby replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.24%
Distribution (12b-1) Fees	0.00%
Other Expenses[1]	0.32%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.57%
Fee Waivers	(0.16)%
Total Annual Fund Operating Expenses After Fee Waivers[2]	0.41%
1.	Other expenses include 0.15% in shareholder servicing fees. The Fund’s shareholder servicing plan authorizes the Class A2 shares to charge a maximum of 0.25% in shareholder servicing fees, but the Class A2 shares will not charge greater than 0.15% for shareholder servicing without prior approval by the Board of Trustees.
2.	The Manager has contractually committed through December 31, 2023, to waive fees and/or reimburse expenses to the extent necessary to cap Total Annual Fund Operating Expenses After Fee Waiver at 0.40% for Class A2. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

After:
1 Year	$42
3 Years	$167
5 Years	$302
10 Years	$698
Prospectus
I. Shareholder Servicing Plan The following footnote is added to the Shareholder Servicing Plan table in the section entitled “Account Information - Compensation to Financial Professionals and Intermediaries”:
The Fund’s shareholder servicing plan authorizes the Class A2 shares to charge a maximum of 0.25% in shareholder servicing fees, but the Class A2 shares will not charge greater than 0.15% for shareholder servicing without prior approval by the Board of Trustees.
II. Additional Payments to Financial Professionals and Intermediaries The following is added as a new fifth paragraph to the Additional Payments to Financial Professionals and Intermediaries section in the section entitled “Account Information - Compensation to Financial Professionals and Intermediaries”:
Notwithstanding the foregoing, the Conservative Income Fund, Ultra Short-Term Municipal Income Fund, and Ultra Short--Term Income Fund may each pay a maximum shareholder servicing fee of up to 0.25% of the average daily net assets of the Fund’s Class A2 shares, each such Fund will incur or pay up to 0.15% of the maximum 0.25% shareholder servicing fee for Class A2 shares. Class A2 Shares of such Funds will not incur or pay shareholder servicing fees that exceeds 0.15% until such time as approved by the Funds’ Board of Trustees.
Statement of Additional Information
I. Distributor and Shareholder Servicing Agent The following is added as a new second paragraph in the section entitled “Manager and Other Service Providers - Distributor and Shareholder Servicing Agent”:

Notwithstanding the foregoing, the Conservative Income Fund, Ultra Short-Term Municipal Income Fund, and Ultra Short--Term Income Fund may each pay a maximum shareholder servicing fee of up to 0.25% of the average daily net assets of the Fund’s Class A2 shares, each such Fund will incur or pay up to 0.15% of the maximum 0.25% shareholder servicing fee for Class A2 shares. Class A2 Shares of such Funds will not incur or pay shareholder servicing fees that exceeds 0.15% until such time as approved by the Funds’ Board of Trustees.

February 25, 2022	IFA012/P1002S2